SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): JULY 30, 1999
                                                  -------------

                                AIM Group, Inc.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


          Delaware                     33-82468                13-3773537
 ----------------------------        ------------            --------------
 (State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)              File Number)            Identification
                                                                 Number)

 400 Perimeter Center Terrace, Suite 900, Atlanta, GA            30346
 ----------------------------------------------------          ----------
 (Address of principal executive offices)                      (zip code)


Registrant's telephone number, including area code: (770) 668-0900
                                                    --------------

                  Hwy 270, P.o. Box 208, Jones Mill, AR 72105
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.     ACQUISITION OR DISPOSITION OF ASSETS.

      (a)   AIM SOLUTIONS,  INC.'S ACQUISITION OF ENTERPRISE  SOLUTIONS GROUP,
            INC.

      On July 30, 1999, AIM Solutions, Inc. ("AIM Solutions"), a Delaware corporation and wholly-owned subsidiary of AIM Group, Inc. (the "Company"), a Delaware corporation, acquired 100% of the issued and outstanding capital stock of Enterprise Solutions Group, Inc., a Florida corporation ("Enterprise"), for a total purchase price of $1,950,000, consisting of the payment of $550,000 in cash at closing, the issuance of a promissory note in the amount of $250,000 which bears interest at 3% per annum and the issuance of 383,333 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), based on a $3.00 share price, with 191,666 of those shares being held in escrow and distributed on the following schedule: 50% on July 30, 2000 and 50% on July 30, 2001. The acquisition was accomplished by means of a merger (the "Merger") of Enterprise with and into AIM Solutions, pursuant to the terms of the Agreement and Plan of Merger, dated as of May 3, 1999 (the "Merger Agreement"), by and among AIM Solutions, the Company, Enterprise and Ronald Roswell, Jr., the sole shareholder of Enterprise ("Sole Shareholder"). The Merger consideration was determined in arm's-length negotiations between the Company, AIM Solutions, Enterprise and the Sole Shareholder. A copy of the Merger Agreement is filed as an exhibit hereto and is incorporated herein by reference.

      Enterprise focuses its business on Enterprise Resource Planning applications which consist of integrated financial, administrative, payroll and human resource, manufacturing, distribution, point-of-sale and inventory management software. This functionality is also supported by software that includes management information systems and data base management of sales and marketing information. AIM Solutions is continuing to conduct the business of Enterprise following the Merger.

      (b) AMERICAN INTERNET MEDIA, INC.'S ACQUISITION OF THE REDDY GROUP, INC. AND CEREUS BANDWIDTH, L.L.C.

      On July 30, 1999, American Internet Media, Inc. ("American"), a Delaware corporation and wholly-owned subsidiary of the Company, acquired 100% of the issued and outstanding capital stock of The Reddy Group, Inc., a Georgia corporation and owner of 100% of the membership interests of Cereus Bandwidth, L.L.C., a Georgia limited liability company (The Reddy Group, Inc. and Cereus Bandwidth, L.L.C. are hereinafter collectively referred to as "Reddy"), for a total purchase price of $2,000,000, consisting of the payment of $1,000,000 in cash at closing and the issuance of 333,333 shares of Common Stock, based on a $3.00 share price, with such shares being held in escrow and distributed on the following schedule: 50% on July 30, 2000 and 50% on July 30, 2001. The acquisition was accomplished by means of a Stock Purchase Agreement, dated as of April 30, 1999 ("Stock Purchase Agreement"), by and among American, the Company, Reddy, and K.P. Reddy, Sarala Reddy and Peyton H. Park, the sole shareholders of The Reddy Group, Inc. (the "Sole Shareholders"). Immediately after effectuation of the Stock Purchase Agreement, The Reddy Group, Inc. was merged with and into American. The stock purchase consideration was determined


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

in arm's-length negotiations between the Company, American, Reddy and the Sole Shareholders. A copy of the Stock Purchase Agreement is filed as an exhibit hereto and is incorporated herein by reference.

      Reddy is an Internet/New Media Company, which has developed and currently markets a variety of New Media (Internet, Intranet and E-Commerce) products in addition to high-speed communications capabilities. Reddy's services provide optimized solutions for integrating network and Internet design in unison with and in support of business solution applications. In unison with its internet service provider services, Reddy also focuses on access and connectivity via dedicated lines for small to mid-sized businesses. Reddy specializes in the utilization of New Media technologies to support AutoCAD (a widely used and industry standard engineering software product of Autodesk, Inc.) and project management software. Web site development, site management and web hosting are also integral components of Reddy's business. American and its new wholly-owned subsidiary, Cereus Bandwidth, L.L.C., is continuing to conduct this business following the merger of The Reddy Group, Inc. with and into American.

      (c)   FUNDING OF THE ACQUISITIONS.

      Cash paid by the Company in connection with its acquisitions of Enterprise and of Reddy was raised in a private offering of Common Stock effected by the Company pursuant to Rule 506 of Regulation D under the Securities Act of 1933. In that connection, a total of 600,000 shares of Common Stock were sold at a price of $4.00 per share, for an aggregate total of $2,400,000 by July 30, 1999.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   FINANCIAL STATEMENTS OF THE BUSINESSES ACQUIRED.

      The historical financial statements of Enterprise and Reddy, the acquisitions of which are discussed under Item 2 above, that are required under Rule 3-05 of Regulation S-X will be filed by amendment pursuant to Item 7(a)(4) of Form 8-K.

      (b)   PRO FORMA FINANCIAL INFORMATION.

      The pro forma financial statements required by Article 11 of Regulation S-X will be filed by amendment pursuant to Item 7(b)(2) of Form 8-K.

      (c)   EXHIBITS.

The following exhibits are filed herewith:


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

      Exhibit No.       Document
      -----------       --------

      2A Agreement and Plan of Merger, dated as of May 3, 1999, by and among AIM Group, Inc., AIM Solutions, Inc., Enterprise Solutions Group, Inc. and Ronald Roswell, Jr.

      2B Stock Purchase Agreement, dated as of April 30, 1999, by and among AIM Group, Inc., American Internet Media, Inc., The Reddy Group, Inc., Cereus Bandwidth, L.L.C., K.P. Reddy, Peyton H. Park and Sarala Reddy.


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

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   AIM GROUP, INC.
                                                   (Registrant)


Dated:  August 11, 1999                            By: /s/PAUL R. ARENA
                                                       ----------------
                                                       Paul R. Arena
                                                       Chief Executive Officer


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